CONCENTRATION OF RISK	6 Months Ended
Jun. 30, 2026
Risks and Uncertainties [Abstract]
CONCENTRATION OF RISK

4. CONCENTRATION OF RISK

(a) Credit risk

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. The maximum exposure of such financial instruments to credit risk is their carrying amounts as of the balance sheet dates. As of June 30, 2026, 100% of the Company’s deposits were held with banking institutions outside of the PRC, compared with over 80% as of December 31, 2025. For deposits held with U.S. banking institutions, the standard FDIC insurance coverage is $250,000 per depositor, per insured bank. Deposit balances in excess of this coverage are subject to uninsured risk. Management selects institutions based on their reputation, track record of stability, and known capital reserves, and periodically reviews these institutions’ standing. Management expects that any additional institutions used by the Company for its cash and bank deposits will be selected using similar criteria.

(b) Foreign currency exchange rate risk

The revenues and expenses of the Company’s entities in the PRC (which have been presented as discontinued operations in these unaudited condensed consolidated financial statements) are generally denominated in RMB and their assets and liabilities are denominated in RMB. The Company’s overseas financing activities are denominated in U.S. dollars. The RMB is not freely convertible into foreign currencies. Remittances of foreign currencies into the PRC or remittances of RMB out of the PRC as well as exchange between RMB and foreign currencies require approval by foreign exchange administrative authorities and certain supporting documentation. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into other currencies. These PRC entities were disposed of in March 2026.

(c) Cryptocurrency risk

The Company is exposed to market, liquidity and custody risks associated with its holdings of crypto assets. As of June 30, 2026, the Company held crypto assets with an aggregate carrying value of approximately US$214.99 million, consisting entirely of EDGEAI tokens. The Company bears concentration risk as its digital asset portfolio comprises only a single type of cryptocurrency.

Cryptocurrency prices are subject to significant volatility and may be affected by a variety of factors, including market sentiment, trading activity, liquidity, regulatory developments and broader conditions in digital asset markets. Accordingly, changes in the market price of EDGEAI tokens may have a material effect on the Company’s financial position and results of operations, as changes in fair value are recognized in earnings.

The Company is also exposed to liquidity risk due to the size of its holdings relative to the trading activity and liquidity of the relevant market. The Company may not be able to dispose of a significant portion of its holdings within a short period at quoted market prices without adversely affecting the market price or incurring a significant discount. Accordingly, the amount ultimately realized upon disposal of the Company’s cryptocurrency holdings may differ materially from their reported fair value.

The Company holds its crypto assets in digital wallets and is therefore exposed to risks associated with the safeguarding of private keys, cybersecurity incidents, unauthorized access and other operational risks inherent in the custody and transfer of digital assets. The Company maintains controls and procedures designed to safeguard its cryptocurrency holdings; however, such controls cannot eliminate all risks of loss.